UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       July 27, 2007
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

   1850 Ramtron Drive, Colorado Springs, Colorado                80921
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     (Address of principal executive offices)                  (Zip Code)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - Compensatory Arrangements of Certain Officers:

Item 5.02(e): On July 27, 2007, the Board of Directors of Ramtron International Corporation (the "Company") approved an amendment to the Company's life insurance benefit program for all employees, including its executive officers, effective August 1, 2007. The benefit under the Company's previously existing life insurance plan provided for a death benefit equal to two times the employee's annual cash salary up to $500,000. The amendment provides for a death benefit equal to two times the employee's annual cash salary plus the target cash bonus for the relevant fiscal year up to a total of $1 million. If the sum of cash salary plus the target cash bonus exceeds $1 million, the Company will pay the insurance premium for coverage for any amount that exceeds $1 million. Company expects the purchase of coverage in excess of $1 million to be relevant only for the Company's most highly paid executive officers.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RAMTRON INTERNATIONAL CORPORATION

                                         By:  /s/ Eric A. Balzer
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                                         Eric A. Balzer
                                         Chief Financial Officer
                                         (Principal Accounting Officer and
                                         Duly Authorized Officer of the
                                         Registrant)

Dated August 2, 2007

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